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                                                                   Exhibit 10.11

                                                   Management Consultants to the
                                              Financial Services, Insurance, and
                                                          Health Care Industries




A. James DeHayes                CONFIDENTIAL
CLU, ChFC
Principal                   August 24, 1999
Chairman & CEO

Reginald F. Woods                                      ENGAGEMENT LETTER
Principal
President & COO             Ron Baca
                            President and Chief Executive Officer
Dennis W. Cross             LORACA INTERNATIONAL, INC.
CLU, FLMI                   #4210 Louisiana Boulevard
Principal                   NE Albuquerque, New Mexico  87109
Managing Director
                            Mark T. Lee
Peter A. Bogren             Gray Cary Ware & Freidenrich
Executive Vice President    4365 Executive Drive, Suite 1600
Strategic Development       San Diego, California  92121

George E. Councill
Managing Director           Dear Ron and Mark:

Kenneth B. Doyle            It was a pleasure to meet with you and especially to
Managing Director           hear your insights during our session in San
Australia/Asia              Francisco on the 20th. The purpose of this letter is
                            to briefly outline the scope of the project to
Robert L. Nellson           source a joint venture insurance partner for Loraca
Managing Director           International, Inc. ("Loraca") to provide insurance
                            services for Loraca's new distribution strategies.
Patrick J. O'Neill          DeHayes Consulting Group ("DCG") can offer Loraca
Executive Vice President    the strategic assistance necessary to break out
Chief Marketing Officer     potential partners and sort through the best fit.

Thomas Quinn                DCG will assist Loraca to:
Managing Director
                            . Contact pre-approved, potential joint venture
Mark A. Schoder               partners to review the opportunity and engage
Managing Director             their interest.

John M. Watts               . Bring the opportunities to Loraca and their
CLU                           counsel and help to sort through the options.
Managing Director
                            . Effect the appropriate alliance to meet Loraca's
Alan Richards                 needs.
FSA, MAAA, AIA
Chairman, Advisory Board    Our professional fees for consulting services would
                            be $10,000 per month for six months. To cover all
Philip H. Dutter            costs relating to travel, communications, clerical,
Member, Advisory Board      and other support services, DCG's expenses would be
                            30% of all professional fees billed per month. At
Dr. Martin Leshner          the end of the six-month period, DCG's consulting
Member, Advisory Board      services will continue at Loraca's request.

S. Roy Woodall
Member, Advisory Board
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Ron Baca
Mark T. Lee
August 24, 1999
Page 2


                       As mentioned at our session, we charge a back-end fee if the joint venture partner becomes a source of capital. Our standard charge for capital investment or other capital-related contribution made by any joint venture partner is five percent (5%) of the first $5 million, and two and one half percent (2.5%) of anything above $5 million.

                       We are enthusiastic about the prospect of working with you and Loraca's management team in support of Loraca's new distribution strategies. If the terms set forth above meet with your approval, please sign below.

                       Cordially and sincerely,


                       A. James DeHayes
                       Chairman and Chief Executive Officer


                                                    Agreed and Accepted:


                                                    BY:_________________________
                                                    Signature of Authorized
                                                    Representative


                                                    ____________________________
                                                    Printed Name of Authorized
                                                    Representative